UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2011

EXACTECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-28240	59-2603930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2320 NW 66th Court

Gainesville, Florida 32653

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (352) 377-1140

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 6, 2011, Exactech, Inc., a Florida corporation (the “Company”), entered into an amendment (the “Amendment”) to its Deferred Prosecution Agreement (the “DPA”) with the United States Attorney’s Office for the District of New Jersey (the “USAO”) that extends the term of the DPA for three months, ending on March 8, 2012. As previously reported, Exactech entered into the DPA in December 2010 in connection with the resolution of the investigation commenced by the USAO in December 2007 into the Company’s consulting arrangements with orthopaedic surgeons relating to its hip and knee products in the United States. In accordance with the DPA, an independent monitor was appointed to review and evaluate Exactech’s compliance with its obligations under the DPA, and the Company agreed to extend the term of the DPA, at the request of the USAO, in order to allow the monitor additional time to further test the implementation of compliance systems. The USAO has not alleged any breach by Exactech of any of the terms of the DPA, and, other than extending its term, the Amendment makes no other changes to the DPA. The Amendment is subject to approval by the United States District Court for the District of New Jersey.

The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On December 7, 2011, the Company issued a press release announcing its entry into the Amendment. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment to Deferred Prosecution Agreement, dated December 6, 2011, between Exactech, Inc. and the United States Attorney’s Office for the District of New Jersey.

99.1	Press Release, dated December 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACTECH, INC.

Date: December 7, 2011	By:	/s/ Joel C. Phillips
Joel C. Phillips
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Deferred Prosecution Agreement, dated December 6, 2011, between Exactech, Inc. and the United States Attorney’s Office for the District of New Jersey.

99.1	Press Release, dated December 7, 2011.